AMENDMENT NO. 2 dated as of April 28, 2006 (this “Amendment”) to the Five-Year Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of September 28, 2005, among TYSON FOODS, INC., a Delaware corporation (the “Borrower”); the LENDERS party thereto; JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”); MERRILL LYNCH BANK USA, as syndication agent; SUNTRUST BANK, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH and BNP PARIBAS, as documentation agents; and COBANK, ACB and U.S. AGBANK, FCB, as co-documentation agents.

A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement. The Majority Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

(a) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

““Applicable Rate” means, for any day, with respect to any Reference Rate Loan or Eurodollar Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Reference Rate Spread”, “Eurodollar Spread and L/C Participation Fee” or “Facility Fee Rate”, as the case may be, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt:

Index Debt Ratings:	Reference Rate Spread	Eurodollar Spread and L/C Participation Fee	Facility Fee Rate
Category 1 Greater than or equal to A3 / A-	0.000%	0.320%	0.080%
Category 2 Baa1 / BBB+	0.000%	0.400%	0.100%
Category 3 Baa2 / BBB	0.000%	0.480%	0.120%
Category 4 Baa3 / BBB-	0.000%	0.600%	0.150%
Category 5 Ba1 / BB+	0.000%	0.825%	0.175%
Category 6 Less than Ba1 / BB+	0.050%	1.050%	0.200%

For purposes of the foregoing, (a) if either Moody’s or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 6; (b) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless the ratings differ by two or more Categories, in which case the Applicable Rate shall be based on the Category one level below that corresponding to the higher rating; and (c) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first publicly announced by Moody’s or S&P. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.”

(b) Section 7.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

“SECTION 7.13. Leverage Ratio. The Borrower shall not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the ratio set forth opposite such period:

Period	Ratio

Third Quarter and Fourth Quarter of Fiscal Year 2006

and First Quarter and Second Quarter of Fiscal Year 2007	4.75:1.00
Third Quarter and Fourth Quarter of Fiscal Year 2007	4.50:1.00
First Quarter and Second Quarter of Fiscal Year 2008	4.25:1.00
Third Quarter and Fourth Quarter of Fiscal Year 2008	3.75:1.00
First Quarter of Fiscal Year 2009 and Thereafter	3.25:1.00

(c) Section 7.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

“SECTION 7.14. Interest Expense Coverage Ratio. The Borrower shall not permit the ratio of Consolidated EBITDA to Consolidated Interest Expense for any period of four consecutive fiscal quarters to be less than 3.00:1.00.”

SECTION 2. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date;

(b) the Borrower is in compliance with the covenants set forth in Article VI and Article VII of the Credit Agreement as of the date hereof; and

(c) no Event of Default or Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) the Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Majority Lenders.

SECTION 4. Amendment Fee. The Borrower agrees to pay on the Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment at or prior to 3:00 p.m., New York City time, on April 28, 2006 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.075% of the Commitment of such Lender, whether used or unused, on the

Signing Date. All fees shall be payable in immediately available funds and shall not be refundable.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the Syndication Agent, the Documentation Agent or the Co-Documentation Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TYSON FOODS, INC.,

By:	/s/ Dennis Leatherby
Name: Dennis Leatherby
Title: SVP Finance & Treasurer

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent,

By:	/s/ Teri Streusand
Name: Teri Streusand
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	AGFIRST FARM CREDIT BANK

by:	/s/ Steven J. O’Shea
Name: Steven J. O’Shea
Title: Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Agstar Financial Services, PCA

by:	/s/ Troy Mostaert
Name: Troy Mostaert
Title: Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Bank of America, N.A.

by:	/s/ William F. Sweeney
Name: William F. Sweeney
Title: Senior Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Bank of China, New York Branch

by:	/s/ Xiaojing Li
Name: Xiaojing Li
Title: General Manager

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Bank of Communications Co., Ltd., New York Branch

by:	/s/ Shelley He
Name: Shelley He
Title: Deputy General Manager

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	BANK HAPOALIM BM

by:	/s/ Charles McLaughlin
Name: CHARLES MCLAUGHLIN
Title: SENIOR VICE PRESIDENT

by:	/s/ Marc Bosc
Name: MARC BOSC
Title: VICE PRESIDENT

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	THE BANK OF NOVA SCOTIA

by:	/s/ Dana Maloney
Name: DANA MALONEY
Title: MANAGING DIRECTOR

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by:	/s/ Douglas M. Barnell
Name: Douglas M. Barnell
Title: Vice Pres. & Manager

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	BARCLAYS BANK PLC

by:	/s/ David Barton
Name: David Barton
Title: Associate Director

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	BNP Paribas

by:	/s/ Chris Grumboski
Name: Chris Grumboski
Title: Director

by:	/s/ Tomasz Rydel
Name: Tomasz Rydel
Title: Vice-President

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Citibank NA

by:	/s/ Daniel Brill
Name: Daniel Brill
Title: V.P.

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	CoBank, ACB

by:	/s/ James Stutzman
Name: James Stutzman
Title: Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Cooperatieve Centrale Raiffeisen-Borenleenbank B.A. “Rabobank International”, New York Branch

by:	/s/ Richard J. Beard
Name: Richard J. Beard
Title: Executive Director

by:	/s/ Rebecca O. Morrow
Name: Rebecca O. Morrow
Title: Executive Director

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	E.Sun Commercial Bank, Ltd., Los Angeles Branch

by:	/s/ Benjamin Lin
Name: Benjamin Lin
Title: EVP & General Manager

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Farm Credit Bank of Texas as Voting Participant of CoBank, ACB

by:	/s/ Eric J. Paul
Name: Eric J. Paul
Title: Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Farm Credit Services of Missouri, PCA

by:	/s/ Lee Fuchs
Name: Lee Fuchs
Title: Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Governor Co. of the Bank of Ireland

by:	/s/ Pat MacBride
Name: Pat MacBride
Title: Authorised Signatory

by:	/s/ Noelle McGrath
Name: Noelle McGrath
Title: Authorised Signatory

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	GreenStone Farm Credit Services, ACA/FLCA

by:	/s/ Jeff Pavlik
Name: Jeff Pavlik
Title: Lending Officer

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	HSBC BANK USA, NA

by:	/s/ Robert J. Devir
Name: Robert J. Devir
Title: Senior Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	ING CAPITAL LLC

by:	/s/ Lina A. Garcia
Name: Lina A. Garcia
Title: Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	MERRILL LYNCH BANK USA

by:	/s/ David Millett
Name: David Millett
Title: Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Mizuho Corporate Bank, Ltd.

by:	/s/ Robert Gallagher
Name: Robert Gallagher
Title: Senior Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Morgan Stanley Bank

by:	/s/ Daniel Twenge
Name: Daniel Twenge
Title: Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Sumitomo Mitsui Banking Corporation

by:	/s/ Shigeru Tsuru
Name: Shigeru Tsuru
Title: Joint General Manager

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	SunTrust Bank

by:	/s/ Susan M. Hall
Name: Susan M. Hall
Title: Managing Director

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	U.S. AgBank, FCB

by:	/s/ Patrick Zeka
Name: Patrick Zeka
Title: Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	US Bank, NA

by:	/s/ Travis Vogler
Name: Travis Vogler
Title: Corporate Banking Officer

by:
Name:
Title:

*For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF APRIL 28, 2006 TO THE TYSON FOODS, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER:	Wachovia Bank, National Association

by:	/s/ Beth Rue
Name: Beth Rue
Title: Vice President

by:
Name:
Title:

*For Lenders requiring a second signature line.